NON-BROKERED PRIVATE PLACEMENT

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in Bullfrog Gold Corp., a Delaware corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of units (“Units”), with each Unit consisting of one (1) share of the Company’s common stock and a warrant, as more fully described below, at a purchase price of Canadian Thirteen Cents (C$0.13) or prevailing equivalent US price) per Unit (the “Purchase Price”). Each Unit will consist of: (i) one (1) share of the Company’s common stock (the “Common Stock”), par value US$0.0001 per share (the “Shares”) and (ii) a two (2)  year warrant to purchase fifty percent  (50% or one-half warrant)  of the number of Shares purchased in the Offering (the “Warrant Shares”) at a per share exercise price of C$0.20 or prevailing equivalent US price (the “Exercise Price”), substantially in the form attached hereto as Exhibit A (the “Warrants”). For purposes of this Agreement, the term “Securities” shall refer to the Units, the Shares and the Warrant Shares. The financing shall not exceed Two  million Canadian dollars.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO (THE “AGREEMENT”), AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS SUBSCRIPTION AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT.  YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT CONTAINS A SUMMARY OF CERTAIN PROVISIONS OF VARIOUS DOCUMENTS RELATING TO THE OPERATIONS OF THE COMPANY.  THESE SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.  THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.  ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE

PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS.  THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.  THE SECTIONS ENTITLED “EXECUTIVE SUMMARY,” “RISK FACTORS,” AND “DESCRIPTION OF BUSINESS,” IN ANY SEC FILING OR REPORT, AS WELL AS THIS AGREEMENT GENERALLY, CONTAINS DISCUSSIONS OF SOME OF THE FACTORS THAT COULD CONTRIBUTE TO THESE DIFFERENCES.

THIS SUBSCRIPTION AGREEMENT AND THE SEC FILINGS AND REPORTS INCLUDE DATA OBTAINED FROM INDUSTRY PUBLICATIONS AND REPORTS, WHICH THE COMPANY BELIEVES TO BE RELIABLE SOURCES; HOWEVER, NEITHER THE ACCURACY NOR COMPLETENESS OF THIS DATA IS GUARANTEED. WE HAVE NEITHER INDEPENDENTLY VERIFIED THIS DATA NOR SOUGHT THE CONSENT OF SUCH SOURCES TO REFER TO THEIR REPORTS IN THIS SUBSCRIPTION AGREEMENT.

THE OFFERING PRICE OF THE UNITS AND EXERICE PRICE OF THE WARRANTS HAS BEEN DETERMINED ARBITRARILY BY THE COMPANY.  THE PRICE OF THE UNITS AND EXERCISE PRICE OF THE WARRANTS DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY.  THERE IS NO ACTIVE TRADING MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED.  THE PRICE OF SHARES QUOTED ON THE OTCQB OR TRADED ON ANY EXCHANGE MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS SUBSCRIPTION AGREEMENT WHETHER ALL OF THE UNITS OFFERED HEREBY HAVE BEEN SOLD.

SUBSCRIBERS MAY BE DEEMED TO BE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES SECURITIES LAWS AND REGULATIONS REGARDING A PUBLIC COMPANY. THIS AGREEMENT CONTAINS CONFIDENTIAL INFORMATION CONCERNING THE COMPANY, AND HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OF THE COMPANY THROUGH THE RECIPIENT, BY ACCEPTING THIS SUBSCRIPTION AGREEMENT, AGREES NOT TO: (I) DISTRIBUTE OR REPRODUCE THIS SUBSCRIPTION AGREEMENT, IN WHOLE OR IN PART, AT ANY TIME, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY; (II) TO KEEP CONFIDENTIAL THE EXISTENCE OF THIS DOCUMENT AND THE INFORMATION CONTAINED HEREIN OR MADE AVAILABLE IN CONNECTION WITH ANY FURTHER INVESTIGATION OF THE COMPANY; AND (III) REFRAIN FROM TRADING IN THE PUBLICLY-TRADED SECURITIES OF THE COMPANY OR ANY OTHER RELEVANT COMPANY FOR SO LONG AS SUCH RECIPIENT IS IN POSSESSION OF THE MATERIAL NON-PUBLIC INFORMATION CONTAINED HEREIN. SUBSCRIBERS ARE ADVISED THAT THEY SHOULD SEEK THEIR OWN LEGAL COUNSEL PRIOR TO EFFECTUATING ANY TRANSACTIONS IN THE PUBLICLY TRADED COMPANY’S SECURITIES.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(A)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE.  EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION.  IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE UNITS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT.  THE UNITS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA.  IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSRIBER TO THE COMPANY, AN AGENT OF THE COMPANY, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER

FOR CANADIAN RESIDENTS

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS DEFINED IN NATIONAL INSTRUMENT 45-106 - PROSPECTUS EXEMPTIONS (“NI 45-106”) AND THE SECURITIES ACT (ONTARIO), R.S.O. 1990, C. S.5 (THE “ONTARIO SECURITIES ACT”). THE UNITS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 2.3 OF NI 45-106 OR SECTION 73.3 OF THE ONTARIO SECURITIES ACT. ALL SUBSCRIBERS RESIDENT IN A PROVINCE OR TERRITORY OF CANADA (EACH, A “CANADIAN SUBSCRIBER”) WILL PROPERLY COMPLETE, EXECUTE AND DELIVER TO THE COMPANY, SCHEDULE A TO THIS AGREEEMENT, BEING A CANADIAN ACCREDITED INVESTOR CERTIFICATE. IF A CANADIAN SUBSCRIBER SELECTS CATEGORIES (J), (K) AND/OR (L) OF SCHEDULE A, SUCH CANADIAN SUBSCRIBER MUST ALSO COMPLETE APPENDIX 1 TO SCHEDULE A – RISK ACKNOWLEDGEMENT CERTIFICATE.

1.  SUBSCRIPTION AND PURCHASE PRICE

(a)  Offering.  The Company will raise up to C$2,000,000 by the Final Closing Date (as defined below).

(b)  Subscription.  Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on page 14 hereof on the terms and conditions described herein.

(c)  Purchase of Units.  The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be Canadian Thirteen  Cents (C$0.13) or prevailing equivalent US price per Unit, for an aggregate purchase price as set forth on page 14 hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable in Canadian or United States Dollars by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided in Exhibit B. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2. &NBSP;ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a)  Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the "Transaction Documents"), the Subscriber shall be legally bound to purchase the Units pursuant to the terms and conditions set forth in this Agreement.  For the avoidance of doubt, upon the occurrence of the material failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing, the Subscriber may, on or prior to the Closing (as defined below), at its sole and absolute discretion, elect not to purchase the Units and provide instructions to the Company  to receive the full and immediate refund of the Aggregate Purchase Price. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Units in whole or part in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription.  In the event the Closing does not take place because of (i) the rejection of subscription for Units by the Company; or (ii) the election not to purchase the Units by the Subscriber; or (iii) failure to effectuate an initial closing on or prior to December 23, 2019 (unless extended in the discretion of the Board of Directors) for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps to ensure that the Aggregate Purchase Price submitted to the Company’s bank account as specified in Exhibit B herein shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b)  Closing.  The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at the offices of Bullfrog Gold Corp., 897 Quail Run Drive, Grand Junction, CO 81505 or such other place as determined by the Company and may take place in one of more closings.  Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 7 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Units purchased by the Subscriber will be delivered by the Company promptly following the Final Closing Date (as defined below) of the Offering.  The initial closing of the Offering shall be referred to as the “Initial Closing” and such date of the Initial Closing shall be referred to as the “Initial Closing Date”.  The last Closing of the Offering shall be referred to as the “Final Closing” and such date of the Final Closing, shall be referred to as the “Final Closing Date”. The Offering will be open up to and including December 31, 2019 and the Company and the subscriber acknowledge and agree that there may be multiple Closings prior to the Final Closing date.

(c)  Following Acceptance or Rejection.  The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this

Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)  Extraordinary Events Regarding Common Stock.  In the event that, prior to the Closing, the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price (and Exercise Price of the Warrants) shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price (or Exercise Price, as applicable) by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price (or (Exercise Price, as applicable) then in effect. The Purchase Price (or Exercise Price, as applicable), as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein prior to the Closing. The number of Shares and Warrants that the Subscriber shall thereafter be issued shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

3. &NBSP;THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)  The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)  The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)  The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)  The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii)  The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iv)  The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi)  The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)  if the Subscriber is acting as an agent or trustee for a principal (including, for greater certainty, a portfolio manager or comparable adviser) ("Disclosed Principal"), the Subscriber is duly authorized to execute and deliver this Agreement and all other necessary documents in connection with such subscription on behalf of such Disclosed Principal, each of whom is subscribing as principal for its own account and not for the benefit of any other person, and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of, and, when accepted by the Company, will constitute a legal, valid and binding obligation enforceable in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors' rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction) against, such Disclosed Principal;

(d)  The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(e)  The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings, which risk factors are incorporated herein by reference, and any additional disclosures in the nature of Risk Factors described herein.

(f)  The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(g)  No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein. Without limiting the generality of the foregoing, the Company, nor any of its directors, employees, officers, representatives, agents or affiliates have made any representations (written or oral) to the Subscriber regarding the future price or value of the Securities; that any person will resell or, repurchase the Securities; or that any person will refund the subscription price of the Securities other than as provided in this Agreement;

(h)  The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(i)  The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE."

(j)  The Subscriber acknowledges that if the Subscriber is resident in Canada the certificates representing the Securities will bear, as of the Closing Date, a legend substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE.”

(k)  Neither the SEC, the Canadian Securities Exchange, nor any U.S. or Canadian securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(l)  The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(m)  In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(n)  The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship  and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any prospectus, registration statement or offering memorandum, within the meaning of applicable securities laws, or any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(o)  The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(p)  The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(q)  The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(r)  No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(s)  (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(t)  This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(u)  The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.

(v)  The Subscriber acknowledges that: (i) the Securities will be subject to certain resale and transfer restrictions under applicable securities laws and stock exchange policies and it is the sole responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; (ii) it has been advised to consult its own legal advisors with respect to applicable resale and transfer restrictions; (iii) the Company may make a notation on its records or give instructions to the transfer agent of the Securities in order to implement the restrictions on transfer set out in applicable legislation; and (iv) if the Subscriber is resident in Canada, the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring the Securities pursuant to these exemptions, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Subscriber.

(w)  The Subscriber is, and on each date on which the Subscriber acquires restricted Securities from the Offering will be, an “Accredited Investor” as defined in: (i) Rule 501(a) under the Securities Act, (ii) NI 45-106 or (iii) the Ontario Securities Act. If the Subscriber is resident in Canada, the Subscriber, on its own behalf and (if applicable) on behalf of any Disclosed Principal on whose behalf the Subscriber is contracting hereunder, has properly completed, executed and delivered to the Company this Agreement and Schedule A to this Agreement and the acknowledgments, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Date.

(x)  The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(y)  The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings (as defined below), and all “Risk Factors” and “Forward Looking Statements” disclaimers contained therein.  In addition, the Subscriber has reviewed and acknowledges it has such knowledge, sophistication, and experience in securities matters.

(z)  The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the subscription for the Securities and the completion of the transactions contemplated hereby will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber (if not an individual), applicable securities laws or any other applicable law, any agreement to evaluate which the Subscriber is a party or any applicable regulation, judgment, decree, order or ruling to which the Subscriber is bound;

(aa)  The Subscriber is not a person created or used solely to purchase or hold securities in order to comply with or rely upon an exemption from the prospectus requirements of applicable securities laws and except as disclosed in writing to the Company,  the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Company;

(bb)  The Subscriber is resident, or if not an individual, has a head office, in the jurisdiction indicated on the applicable signature page of this Agreement and such address was not created and is not used solely for the purpose of acquiring the Securities. The purchase by and sale to the Subscriber of the Securities, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase or sale, has occurred only in such jurisdiction and the Subscriber intends that the securities laws of such jurisdiction govern such sale to and purchase by the Subscriber;

(cc)  The Subscriber is purchasing the Securities for investment only and not with a view to resale or distribution;

(dd)  The Subscriber does not have knowledge of a “material fact” or “material change” (as such terms are defined pursuant to Canadian securities laws) in the affairs of the Company that has not been generally disclosed to the public;

(ee)  The Subscriber acknowledges that it is bound by the provisions of applicable securities laws which impose obligations on a person who becomes an Insider (as defined in the Securities Act (RSBC 1996] Chapter 418 (British Columbia)) of an issuer, or on a person who holds sufficient securities exercisable into voting securities of an issuer to become an Insider.  The Subscriber acknowledges that such obligations may include, but are not necessarily limited to:  the filing of insider reports on the System for Electronic Disclosure by Insiders (SEDI); the filing of early warning reports; the filing of reports of acquisitions; and the filing of a Personal Information Form or similar document with the applicable stock exchange.  The Subscriber further acknowledges that it has been advised to consult its own legal advisors with respect to such obligations, and that it is solely responsible for complying with such obligations, and covenants and agrees with the Company that it will comply with all of such obligations, if applicable to the Subscriber, in a timely manner, whether arising at or after the closing.

(ff)  The funds representing the Aggregate Purchase Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as may be amended from time to time (the “PCMLTFA”) and for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act, as may be amended from time to time (the “PATRIOT Act”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber's name and other information relating to this Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA and the PATRIOT Act. To the best of its knowledge: (i) none of the funds representing the Aggregate Purchase Price to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) it shall promptly notify the Company if the Subscriber discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith;

(gg)  The Subscriber is not engaged in the business of trading in securities or exchange contracts as a principal or agent and does not hold himself, herself or itself out as engaging in the business of trading in securities or exchange contracts as a principal or agent, or is otherwise exempt from any requirements to be registered as a dealer under National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations;

(hh)  The Subscriber is not a Control Person (as defined in the Securities Act (RSBC 1996] Chapter 418 (British Columbia)) of the Company and will not become a Control Person of the Company by virtue of its subscription for Securities hereunder and the Subscriber does not intend to act in concert with any other person or persons to form a control group of the Company;

(ii)  If the Subscriber is resident in Canada, this Agreement and Schedule A attached hereto require the Subscriber to provide certain personal information relating to the Subscriber to the Company. The Subscriber acknowledges that such information is being collected and will be used by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber's eligibility to purchase the Securities under Canadian securities laws, preparing and registering certificates representing securities or arranging for non-certificated, electronic delivery of same, and completing filings required by any securities regulatory authority or exchange. Such personal information may be disclosed by the Company to (a) securities regulatory authorities and commissions, or stock exchanges, (b) the Company's registrar, (c) any government agency (including any taxing authorities), board or other entity and (d) any of the other parties involved in this Offering, including the legal counsel of the Company, and may be included in record books in connection with this Offering. By executing this Agreement, the Subscriber consents to the foregoing collection, use and disclosure of such personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber's documents described herein as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal, as applicable;

(jj)  If the Subscriber is resident or otherwise subject to the applicable securities legislation of a jurisdiction in Canada, the Subscriber acknowledges that: (i) the Company will deliver to the applicable securities regulatory authority or regulator certain personal information pertaining to the Subscriber, including such Subscriber's full name, residential address and telephone number, email address, the number of Securities purchased by such Subscriber, the Aggregate Purchase Price paid for such Securities, the prospectus exemption relied on and the date of distribution of the Securities; (ii) such information is being collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it in securities legislation; (iii) such information is being collected for the purposes of the administration and enforcement of the securities legislation of the local Canadian jurisdiction; and (iv) the Subscriber may contact the public officials listed on Schedule B with respect to questions about the security regulatory authority's or regulator's indirect collection of such information;

4. &NBSP;THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)  Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.  The Company is duly qualified to do business and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company.  The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby.  All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing.  This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)  Issuance of Securities.  The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)  Authorization; Enforcement.  The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person (except as may be required under applicable securities laws), (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any Shares or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

(d)  SEC Filings. The Company is subject to, and in material compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K, in each case filed since January 1, 2018 (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference.  The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(e)  No Financial Advisor.  The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Units. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(f)  Indemnification.  The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith; provided, however, that the Company’s liability shall not exceed the Subscriber’s Aggregate Purchase Price tendered hereunder.

(g)  Capitalization and Additional Issuances.  The authorized and outstanding capital stock of the Company on a fully diluted basis are materially as set forth in the SEC Filings as of the dates set forth therein.  Except as set forth in the SEC Filings, as of the dates set forth therein, there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries.  The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect is described in the SEC Filings.  Except as set forth in the SEC Filings, there are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock.

(h)  Private Placements.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

(j)  Investment Company.  The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

5. &NBSP;OTHER AGREEMENTS OF THE PARTIES

(a)  Furnishing of Information.  As long as any Subscriber owns Securities, the Company covenants to use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will use commercially reasonable efforts to prepare and furnish to the Subscribers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell such Securities without registration under Rule 144 under the Securities Act, provided such Securities are then eligible to be sold under Rule 144, provided further, that the Subscriber provides any information reasonably requested by the Company which for the avoidance of doubt may include a broker’s representation letter that there is an intent to sell such Securities.

(b)  Shareholder Rights Plan.  No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.

(c)  Securities Laws Disclosure; Publicity. The Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except to the extent such disclosure is required by law, provided that, for the avoidance of doubt, this provisions will not restrict the right of the Company to file a complete copy of this Agreement with the SEC.

(d)  Integration.  The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers.

(e)  Reservation of Securities.  The Company will use commercially reasonable efforts to maintain sufficient duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.  In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly use commercially reasonable efforts to take such actions as may be required to increase the number of authorized shares, including without limitation promptly preparing and filing any proxy or information statement with the SEC for purposes of a special meeting (or action by written consent, as applicable) to authorize the issuance of additional shares to Subscribers, which in no event shall be filed more than ten (10) business days following the date on which the Company becomes aware that it may have inadequate authorized capital.

(f)  Use of Proceeds.  The Company covenants and agrees the proceeds of the Offering shall be applied as disclosed in public documents and for working capital and general corporate purposes.

(g)  Quotation.  As long as any Subscriber owns Securities, the Company shall use its best efforts to maintain eligibility for the Company’s Common Stock on the OTCQB, the Canadian Securities Exchange or a national securities exchange.

(h)  DTC Eligibility.  For as long as any Subscriber owns Securities, the Company shall use its best efforts to maintain full eligibility of the Company’s Common Stock for electronic clearance and settlement services through the Depository Trust Company.

6.  CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a)  As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)  The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

7.  MISCELLANEOUS PROVISIONS

(a)  All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)  Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)  Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)  The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)  Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)  Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)  This Agreement is not transferable or assignable by the Subscriber.

(h)  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(i)  The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(j)  WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(k)  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of ______________, 2019.

x C$0.13 for each Unit =
Units subscribed for		Aggregate Purchase Price

or

x US$ _____* for each Unit =
Units subscribed for		Aggregate Purchase Price

•US price shall be based on the Canadian currency exchange rate on the date of Subscription Agreement

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 17.

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 18.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Subscriber
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Subscriber
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)
__________________________________ (Signature)	________________________________ (Signature of Additional Subscriber)
ACCEPTED this ___ day of _________ 2019, on behalf of the Company.
By: _________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:

Federal Taxpayer Identification Number:

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By: _________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2019, on behalf of the Company.
By: _________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.

[  ]You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock and warrants to purchase common stock (the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

[  ]You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

[  ]You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and its underlying securities in excess of $5,000,000.

[  ]You are a director or executive officer of the Company.

[  ]You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Units.

[  ]You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

[  ]You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units and whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

[  ]You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Units, your:

Investment Objectives:    [  ] Aggressive Growth   [  ] Speculation

Risk Tolerance:     [  ] Low Risk     [  ] Moderate Risk    [  ] High Risk

Are you associated with a FINRA Member Firm?    [  ] Yes    [  ] No

Your initials (Subscriber and co-Subscriber, if applicable) are required for each item below:

____   ____  I/We understand that this investment is not guaranteed.

____   ____  I/We are aware that this investment is not liquid.

____   ____  I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____   ____  I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Units.

___________________________________

Name of Subscriber  [please print]

___________________________________

Signature of Subscriber (Entities please

provide signature of Subscriber’s duly

authorized signatory.)

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)

___________________________________ Name of Co- Subscriber [please print] ___________________________________ Signature of Co- Subscriber

[SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE]

Exhibit A

Form of Warrant

See Attached.

Exhibit B

Wire Instructions

US Bank

422 White Avenue

Grand Junction, CO 81501

(800) 872 - 2657

Account:              Bullfrog Gold Corp.

Account #:           [REDACTED]

Routing ABA#:    102000021

Swift Code:          USBKUS44IMT

SCHEDULE A

CANADIAN ACCREDITED INVESTOR CERTIFICATE

To:  Bullfrog Gold Corp. (the “Corporation”)

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate. Capitalized terms not specifically defined in this Schedule A have the meanings ascribed to them in the Subscription Agreement to which this Schedule A is attached.

In connection with the purchase by the undersigned Subscriber of the Securities, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation, and their counsel are relying thereon) that:

(a)the Subscriber is resident in or otherwise subject to the securities laws of one of the Provinces or Territories of Canada;

(b)the Subscriber is purchasing the Securities as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)the Subscriber is, and at the Closing Date, will be, an “accredited investor” within the meaning of NI 45-106 or Section 73.3 of the Securities Act (Ontario) on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)the Subscriber was not created or is not used, solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and

(e)upon execution of this Schedule A by the Subscriber, including, if applicable, Appendix 1 to this Schedule A, this Schedule A shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

NOTE: If you check the box beside paragraphs (j), (k) or (l) below, you must complete and execute Appendix 1 to this Schedule A.

[ ]	(a)a Canadian financial institution, or a Schedule III bank (or in Ontario, a bank listed in Schedule I, II, or III of the Bank Act (Canada));
[ ]	(b)the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
[ ]

(c)a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(d)a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;
[ ]	(e)an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
[ ]

(e.1)an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(f)the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
[ ]

(g)a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

[ ]	(h)any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
[ ]	(i)a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;
[ ]

(j)an individual who, either alone or with a spouse, beneficially owns, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

If you check beside paragraph (j) above, you must complete and execute Appendix 1 to this Schedule A.

[ ]	(j.1)an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;
[ ]

(k)an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

If you check beside paragraph (k) above, you must complete and execute Appendix 1 to this Schedule A.

[ ]	(l)an individual who, either alone or with a spouse, has net assets of at least $5,000,000; If you check beside paragraph (l) above, you must complete and execute Appendix 1 to this Schedule A.
[ ]	(m)a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
[ ]

(n)an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

[ ]

(o)an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p)a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q)a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

[ ]

(r)a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s)an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
[ ]

(t)a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u)an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
[ ]	(v)a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or
[ ]

(w)a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

For the purposes hereof, the following definitions are included for convenience:

A.“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

B.“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or credit union league or federation that, in each case, is authorized by an enactment of a statute of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

C.“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

D.“entity” means a company, syndicate, partnership, trust or unincorporated organization;

E.“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

F.“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the distribution or trade is actively involved in the business of the issuer;

G.“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

H.“individual” means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust, or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

I.“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

J.“person” includes (a) an individual, (b) a corporation, (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and (d) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

K.“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the Amalgamation or ownership of financial assets or (ii) liabilities that are secured by financial assets;

L.“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

M.“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

N.“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one is a subsidiary of the other, or if each of them is controlled by the same person or company.

In NI 45-106 and except in Part 2 Division 4 of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representations shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Corporation and the Agents prior to the Closing Date.

DATED:	SIGNED:

Witness (if Subscriber is an individual)

Print the name of Witness	Print the name of Subscriber

If Subscriber is not an Individual, print name and title of Authorized Signing Officer

APPENDIX 1 TO SCHEDULE A
RISK ACKNOWLEDGEMENT CERTIFICATE

Form 45-106F9
Form for Individual Accredited Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units	Issuer: Bullfrog Gold Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE SUBSCRIBER
2. Risk acknowledgement
This investment is risky. Initial to the right of each category that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $_____________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

•    Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•    Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature: X	Date: ____________, 2019
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the subscriber with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	E-mail:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Bullfrog Gold Corp.

897 Quail Run Drive
Grand Junction, Colorado
81505

Attention: David Beling
Email: dave@bullfroggold.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1. The information in sections 1, 5 and 6 must be completed before the subscriber completes and signs the form.

2. The subscriber must sign this form. Each of the subscriber and the issuer or selling security holder must receive a copy of this form signed by the subscriber. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE B

Contact Information – CANADIAN Provincial AND TERRITORIAL Securities Regulatory Authorities

The contact information of the public official in the local jurisdiction who can answer questions about the security regulatory authority's or regulator's indirect collection of information is as follows:

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John's, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320 Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal &

Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283
Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca

(For corporate finance issuers);

Email: fonds_dinvestissement@lautorite.qc.ca

(For investment fund issuers)

Office of the Superintendent of Securities

Government of Yukon

Department of Community Services

307 Black Street, 1st floor

Box 2703, C-6

Whitehorse, Yukon Y1A 2C6

Telephone: (867) 667-5466

Facsimile: (867) 393-6251

Email:Securities@gov.yk.ca